UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_______________________________________
FORM 8-K
 ________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2022
  ________________________________________

Masonite International Corporation
(Exact name of registrant as specified in its charter)
  ________________________________________

British Columbia, Canada	001-11796	98-0377314
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2771 Rutherford Road
Concord, Ontario L4K 2N6 Canada
(Address of principal executive offices)

(800) 895-2723
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)
 ________________________________________

Securities registered pursuant to Section 12(b) of the Act:
Common Stock (no par value)	DOOR	New York Stock Exchange
(Title of class)	(Trading symbol)	(Name of exchange on which registered)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.
ABL Facility Amendment
The information with respect to the ABL Facility Amendment set forth below in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.
Term Loan Credit Agreement
The information with respect to the Term Loan Credit Agreement set forth below in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
ABL Facility Amendment
In connection with Masonite’s previously announced definitive agreement to acquire Endura Products (the “Endura Acquisition”), on December 12, 2022, Masonite and certain of its subsidiaries entered into an amendment (the “ABL Facility Amendment”) to Masonite’s asset-based revolving credit facility, dated as of January 31, 2019 (as amended prior to the date hereof, the “ABL Facility”), which, among other things, extended the maturity of the ABL Facility from January 31, 2024 to December 12, 2027 (the “ABL Maturity Date”).
The description of the ABL Facility Amendment set forth under this Item 2.03 does not purport to be complete and is qualified in its entirety by reference to the full text of the ABL Facility Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Term Loan Facility
Also in connection with the Endura Acquisition, on December 13, 2022, Masonite, its wholly-owned subsidiary, Masonite Corporation, a Delaware Corporation (the “Borrower”) and certain of its subsidiaries entered into a new delayed-draw term loan credit agreement (the “Term Loan Credit Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto the proceeds of which, when funded, will finance a portion of the acquisition consideration payable in connection with the Endura Acquisition. The Term Loan Credit Agreement provides for a senior secured five-year delayed-draw term loan facility of $250,000,000 (the “Term Loan Facility”). The obligations under the Term Loan Credit Agreement are guaranteed (subject to certain exceptions and limitations) by Masonite and substantially all of the material domestic subsidiaries of the Borrower. The obligations under the Term Loan Credit Agreement are secured, subject to certain exceptions and limitations, by a lien on substantially all of the assets owned by the Borrower and each subsidiary guarantor and by a pledge of 100% of the equity interests of the Borrower and all of the Borrower’s and each subsidiary guarantor’s material domestic subsidiaries. In connection with the Term Loan Credit Agreement, the Borrower and each guarantor entered into a customary intercreditor agreement pursuant to which the portion of such pledged assets not previously pledged to the lenders with respect to the ABL Facility (such assets, the “Term Loan Priority Collateral”) secure the obligations under the Term Loan Credit Agreement on a first lien basis and all assets other than the Term Loan Priority Collateral secure the obligations under the Term Loan Credit Agreement on a second lien basis.
The maturity date of the Term Loan Facility under the Term Loan Credit Agreement is December 13, 2027 (the “Term Loan Maturity Date”). The loans under the Term Loan Facility (the “Term Loans”) are repayable in equal quarterly installments for an annual aggregate amortization payment in an amount equal to 15% of the aggregate principal amount of the Term Loans, with the balance of the principal being due on the Term Loan Maturity Date. At the Borrower’s option, the Term Loans will bear interest at a per annum rate equal to adjusted Term SOFR plus an applicable margin of 2.25% or at an alternate base rate, plus an applicable margin of 1.25%.
The obligation to extend credit under the Term Loan Credit Agreement is subject to customary conditions for delayed-draw term loans and includes, among other things, a condition requiring consummation of the Endura Acquisition substantially simultaneously with the borrowing of the loans under the Term Loan Credit Agreement.
The Term Loan Credit Agreement contains customary representations and warranties and covenants that, in each case, subject to certain exceptions, qualifications and thresholds, (a) place limitations on Masonite and its subsidiaries regarding the incurrence of additional indebtedness, additional liens, fundamental changes, dispositions of property, investments and acquisitions, dividends and other restricted payments, transactions with affiliates, restrictive agreements, changes in lines of business and swap agreements, and (b) require Masonite and its subsidiaries to comply with sanction laws and other laws and agreements, to deliver financial information and certain other information and give notice of certain events, to maintain their existence and good standing, to pay their other obligations, to permit the administrative agent and the lenders to inspect their books and property, to use the proceeds of the Term Loan Credit Agreement only for certain permitted purposes and to provide collateral in the future. Under the Term Loan Credit Agreement, the Borrower is required to maintain a maximum total leverage ratio of 4.50 to 1.00 as of the last day of each fiscal quarter of Masonite.
If an event of default under the Term Loan Credit Agreement occurs and is continuing, the commitments thereunder may be terminated, the principal amount outstanding thereunder, together with all accrued unpaid interest and other amounts owed thereunder, may be declared immediately due and payable and the agent may enforce and foreclose on the collateral granted in connection with the Term Loan Credit Agreement.
The description of the Term Loan Credit Agreement set forth under this Item 2.03 is qualified in its entirety by reference to the full text of the Term Loan Credit Agreement, which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Amendment No. 4 to Second Amended and Restated Credit Agreement, dated as of December 12, 2022, by and among Masonite International Corporation, Masonite Corporation, Premdor Crosby Limited, each other subsidiary of Masonite party thereto, each lender party thereto and Wells Fargo Bank, National Association, as administrative agent
10.2	Credit Agreement, dated as of December 13, 2022, among Masonite International Corporation, Masonite Corporation, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASONITE INTERNATIONAL CORPORATION

Date:	December 13, 2022	By:	/s/ James C. Pelletier
		Name:	James C. Pelletier
		Title:	Senior Vice President, General Counsel and Corporate Secretary

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